UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2010
Penwest Pharmaceuticals Co.
(Exact name of registrant as specified in charter)

Washington (State or other jurisdiction of incorporation)	001-34267 (Commission File Number)	91-1513032 (IRS Employer Identification No.)

2981 Route 22 Patterson, New York (Address of principal executive offices)	12563 (Zip Code)
Registrant’s telephone number, including area code: (845)-878-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 3, 2010, Penwest Pharmaceuticals Co. announced its financial results for the quarter ended March 31, 2010. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     On May 3, 2010, Penwest Pharmaceuticals Co. announced its financial results for the quarter ended March 31, 2010.
Item 9.01. Financial Statements and Exhibits.
     (d)   Exhibits
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
     99.1     Press release issued by Penwest Pharmaceuticals Co. on May 3, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: May 3, 2010	By:	/s/ Jennifer L. Good
Jennifer L. Good
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Penwest Pharmaceuticals Co. on May 3, 2010